Schedule of Net Deferred Tax Assets (Detail) In Thousands, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2012 Net Deferred Tax Assets USD ($)	Mar. 31, 2012 Net Deferred Tax Assets JPY (¥)	Mar. 31, 2011 Net Deferred Tax Assets JPY (¥)
Deferred Income Tax Assets And Liabilities [Line Items]
Deferred income taxes and other (Current assets)				$ 638,646	¥ 52,369,000	¥ 47,967,000
Lease deposits and other (Investments and other assets)	1,124,902	92,242,000	76,836,000	650,524	53,343,000	35,707,000
Accrued expenses and other (Current liabilities)	(2,328,476)	(190,935,000)	(198,464,000)	(36,060)	(2,957,000)	(3,188,000)
Deferred income taxes and other (Long-term liabilities)	(574,683)	(47,124,000)	(47,707,000)	(125,171)	(10,264,000)	(19,446,000)
Total	$ 1,127,939	¥ 92,491,000	¥ 61,040,000